UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): December 31, 2010
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
     On December 31, 2010, Dollar Financial Corp. (“Dollar”) announced that its wholly owned subsidiary, Dollar Financial U.K. Limited (the “Company”), had completed its acquisition (the “Acquisition”) of all of the outstanding capital stock of Sefina Finance AB (“Sefina”) pursuant to a share purchase agreement dated December 2, 2010 (the “Purchase Agreement”) with NSF Nordic Special Finance AB (the “Seller”).
     Sefina, a Scandinavian pawn lending business with its headquarters in Stockholm, Sweden and a more than 125 year operating history, provides pawn loans primarily secured by gold jewelry, diamonds and watches through its 16 retail store locations in Sweden and 12 retail store locations in Finland.
     The total cash consideration for the Acquisition is approximately $73.0 million, of which approximately $58.0 million was cash paid at closing, with the remaining approximately $15.0 million in the aggregate of additional cash payable in equal installments on each of March 31, 2011, June 30, 2011 and September 30, 2011. Furthermore, the Company is obligated to pay the Seller additional contingent consideration based on the financial performance of Sefina during the each of the two successive 12 month periods following the closing of the Acquisition. As a part of the Acquisition, the Company also assumed Sefina’s existing working capital lines of credit associated with a number of Scandinavian banks, the outstanding balances on which aggregated to approximately $60.0 million as of the closing of the Acquisition, are secured by the value of Sefina’s pawn pledge stock, and have average interest rates of approximately 4%.
     The description of the Acquisition and the Purchase Agreement contained in this report is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. A copy of the press release issued by Dollar announcing the closing of the Acquisition is filed as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial statements of businesses acquired
     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
(b) Pro forma financial information
     The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit Number	Exhibit Title
2.1*	Share Purchase Agreement dated as of December 2, 2010 between Dollar Financial U.K. Limited and NSF Nordic Special Finance AB

99.1	Press release of Dollar Financial Corp. issued on December 31, 2011

*	Dollar Financial Corp. will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request; provided, however, that Dollar Financial Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: January 5, 2011	By:	/s/ William M. Athas
		Name:	William M. Athas
		Title:	Senior Vice President of Finance and Corporate Controller

Exhibit Index

Exhibit Number	Exhibit Title
2.1*	Share Purchase Agreement dated as of December 2, 2010 between Dollar Financial U.K. Limited and NSF Nordic Special Finance AB

99.1	Press release of Dollar Financial Corp. issued on December 31, 2011

*	Dollar Financial Corp. will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request; provided, however, that Dollar Financial Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.